PROMISSORY NOTE


$35,188.00                                                October 7, 1996

         FOR VALUE RECEIVED, the undersigned promises to pay to Fiberstars, Inc., a California corporation (the "Company"), the principal sum of thirty-five thousand one hundred eighty-eight dollars ($35,188). Such principal sum shall bear interest from the date hereof at a rate of six percent (6%) per annum on the unpaid balance of this promissory note (the "Note") compounded monthly. Upon demand by the Company, principal and accrued interest shall be paid by the undersigned to the Company. This Note shall be paid in full no later than one year from the date first written above. Each payment shall be credited first to interest then due and the remainder to principal.

         Principal and interest are payable in lawful money of the United States of America. The undersigned may prepay any amount due hereunder, without premium or penalty.

         In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion hereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys' fees.

         As  security  for  the  full  and  timely  payment  of this  Note,  the undersigned pledges and grants to the Company a security interest in certain shares of the Company's stock acquired by the undersigned pursuant to the terms of the Company's 1994 Employee Stock Purchase Plan and the Company's 1988 Stock Option Plan and 1994 Stock Option Plan, as well as shares of the Company's stock which are issuable or potentially issuable to the undersigned pursuant to the 1988 Stock Option Plan and 1994 Stock Option Plan (the "Pledged Stock"). Pledged Stock includes the stock and options listed in Exhibit A. The undersigned shall, upon execution of this Note, deliver all certificates and agreements representing the Pledged Stock to the Company. The Company shall hold the Pledged Stock solely for its benefit for the purpose of perfecting its security interest granted herein.

         Notwithstanding the foregoing,  the undersigned  acknowledges that this
Note is a full recourse note and that the undersigned is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned (i) acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales and (ii) agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.


In the event the undersigned desires to obtain a release from the Company's security interest in some or all of the Pledged Stock, the undersigned shall pay that portion of the principal balance of this Note equal to the purchase price of the Pledged Stock being released plus accrued interest thereon.

         The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

         As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

         As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

         This Note is made under and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.


                                                   /s/  J. Steven Keplinger
                                                        J. Steven Keplinger
                                                      5759 Caribbean Circle
                                                         Stockton, CA 95210


         Fiberstars, Inc., a California corporation, hereby approves the terms of the above promissory note, effective as of October 7, 1996.



Dated:   October 7, 1996                                FIBERSTARS, INC.,
                                                        a California corporation


                                                        /s/  William C. Lapworth
                                                             William C. Lapworth
                                                         Chief Financial Officer